UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 28, 2019

WageWorks, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35232	94-3351864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Park Place, 4th Floor

San Mateo, California

94403

(Address of Principal Executive Offices, and Zip Code)

(650) 577-5200

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	WAGE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On August 28, 2019, WageWorks, Inc. (“WageWorks”) held a special meeting of stockholders (the “Special Meeting”) at WageWorks’ principal executive offices in San Mateo, CA.

As of July 26, 2019, the record date for the Special Meeting, there were 40,725,017 shares of WageWorks common stock outstanding and entitled to vote. At the Special Meeting, 31,410,936 shares, or approximately 77.13% of all outstanding shares of WageWorks common stock, were present either in person or by proxy.

At the Special Meeting, three proposals were considered:

(1) The proposal to adopt the Agreement and Plan of Merger, dated as of June 26, 2019 (the “Merger Agreement”), by and among WageWorks, HealthEquity, Inc. (“Parent”), and Pacific Merger Sub Inc. (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into WageWorks, with WageWorks continuing as the surviving corporation and a wholly owned direct subsidiary of Parent (the “Merger Proposal”).

(2) The proposal to adjourn the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there were insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).

(3) The proposal to approve, on an advisory (non-binding) basis, certain compensation that will or may become payable to the named executive officers of WageWorks in connection with the merger (the “Advisory Proposal on Certain Compensation”).

At the Special Meeting, the Merger Proposal and the Advisory Proposal on Certain Compensation were approved by stockholders. Sufficient votes were also received to approve the Adjournment Proposal, but such an adjournment was not necessary or appropriate in light of the approval of the Merger Proposal. The table below shows the final voting results from the Special Meeting.

	For	Against	Abstain	Broker Non-Votes
Proposal 1 – The Merger Proposal	31,239,255	7,069	164,612	—
Proposal 2 – The Adjournment Proposal	29,104,309	2,140,955	165,672	—
Proposal 3 – The Advisory Proposal on Certain Compensation	25,063,496	4,577,449	1,769,991	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAGEWORKS, INC.

By:	/s/ John G. Saia
John G. Saia Senior Vice President, General Counsel and Corporate Secretary

Date: August 28, 2019